SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 4, 2005
LEAP WIRELESS INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-29752	33-0811062
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
10307 Pacific Center Court
San Diego, California 92121
(Address of Principal Executive Offices)

(858) 882-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.
Bonuses to Executive Officers.
     On August 4, 2005, acting pursuant to a delegation of authority from the board of directors of Leap Wireless International, Inc. (the “Company”), S. Douglas Hutcheson, the Company’s chief executive officer and president, approved the payment of incremental bonuses of $10,000 to each of Glenn Umetsu, executive vice president and chief technical officer, and Leonard C. Stephens, senior vice president, human resources. The bonuses are in addition to the amounts otherwise payable to such officers under the Company’s 2005 Cash Bonus Plan and were paid on August 4, 2005.
     The 2005 Cash Bonus Plan was filed as an exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on March 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP WIRELESS INTERNATIONAL, INC.

Date: August 10, 2005	By	/s/ Robert J. Irving, Jr.

Name: Robert J. Irving, Jr. Title: Senior Vice President and General Counsel